FORUM FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND
ABSOLUTE CONVERTIBLE ARBITRAGE FUND
ABSOLUTE FLEXIBLE FUND
ABSOLUTE STRATEGIES FUND

Supplement dated June 23, 2023 to the Prospectus and Statement of Additional Information
dated August 1, 2022

IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION

At a meeting held on June 21, 2023, the Board of Trustees of Forum Funds (“Board”) approved, subject to shareholder approval, a proposal to reorganize Absolute Capital Opportunities Fund, Absolute Convertible Arbitrage Fund, Absolute Flexible Fund, and Absolute Strategies Fund (each, an “Absolute Fund”), each a series of Forum Funds, into newly created series of Unified Series Trust of the same name (each, an “Acquiring Fund”). Absolute Investments Advisers LLC (“Absolute”), the investment adviser to the Absolute Funds, recommended the reorganizations to the Board.

There will not be any change to the Absolute Funds’ respective investment objectives or strategies. The Absolute Funds’ respective investment limitations will also remain identical, the principal risks will be substantially the same, and their respective expenses are not expected to increase as a result of the reorganizations. After the reorganizations, Absolute will remain the investment adviser to the Acquiring Funds.

In order to accomplish the reorganizations, the Board voted to submit an agreement and plan of reorganization to shareholders of each Absolute Fund for their approval. If the shareholders of an Absolute Fund approve the reorganization proposal, then that Absolute Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Absolute Fund’s shareholders will receive shares of the Acquiring Fund in exchange for their Absolute Fund shares. Each reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting to take place on or about August 10, 2023, where the shareholders will consider and vote on the agreement and plan of reorganization as it applies to the Absolute Fund in which they are invested. This meeting will occur at the offices of Forum Funds, Three Canal Plaza, Portland, Maine 04101. If approved by shareholders, each reorganization is expected to occur in September 2023.

Shareholders of the Absolute Funds will receive a proxy statement with additional information about the shareholder meeting and the proposed reorganizations.  Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganizations.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.